ACQUISITIONS	12 Months Ended
Dec. 31, 2015
ACQUISITIONS [Text Block]

NOTE 15 – ACQUISITIONS

Additional Interest in Raft River Energy I LLC/Promissory Note
On December 16, 2015, the Company signed a purchase agreement with Goldman Sachs for the acquisition of the majority of the cash flow interest in Raft River Energy I LLC (“RREI”). Effective December 31, 2015, the Company will receive 95% of the available cash flows from the project for the total purchase price of $5.1 million. The agreement includes an option to purchase residual interest in the RREI for fair market value in December 2017. The purchase consisted of a $3.5 million cash payment plus a promissory note of $1.6 million that bears interest at 8% per annum that is due March 31, 2016. Up to $1.0 million of the note may be satisfied with shares of the Company’s stock priced at the 10 day weighted average closing price at the time of conversion. Allocations of profits and losses will remain 99% to the non-controlling interest and 1% to the Company until December 31, 2017, after which the Company will receive 95% of the allocation of profits and losses and the non-controlling interest will receive 5%.

Ram Power’s Geysers Project
On April 22, 2014, the Company acquired all of the ownership shares of a group of companies owned by Ram Power Corp.’s (“Ram”) that hold all interests in the Geysers Project located in Northern California for a total of $6.78 million ($6.4 million purchase price, plus $0.38 million in other acquisition costs). The acquisition included Ram’s subsidiaries: Western GeoPower, Inc., Skyline Geothermal Holdings, Inc., and Etoile Holdings, Inc. which includes all membership interests in Mayacamas Energy LLC and Skyline Geothermal LLC. The assets acquired included 4 production/injection wells, restricted cash, land and geothermal water rights. The Company assumed the on-going liabilities of the companies which included an asset retirement obligations with estimated value of $1.4 million. The Company will continue to evaluate whether to construct a power plant or sell the steam to one of the existing power companies in the area.

The total acquisition cost was allocated as follows:

Acquisition Costs
Assets:
Restricted cash, short term well bond	$100,000
Land	1,603,516
Geothermal water rights	278,872
Construction in progress:
Wells and casing	6,139,420
Plant and facilities	60,637
8,182,445
Liabilities:
Asset retirement obligations	(1,400,000)
Net acquisition cost	$6,782,445

Earth Power Resources Inc. (“EPR”)
On October 16, 2014, the Company signed an Agreement and Plan of Merger with EPR. The transaction was approved by EPR shareholder approval on November 18, 2014. The Acquisition was completed on December 12, 2014. Under the terms of the Agreement, the EPR shareholders received a total of 692,769 shares of U.S. Geothermal Inc. common shares and $42,934 in cash in exchange for all outstanding shares of EPR stock. Under the terms of the Acquisition agreement, 50% of the issued shares will be held in reserve by the Company to cover potential undisclosed liabilities against EPR. The remaining non-reserved shares will be delivered to EPR shareholders upon surrender of their EPR share certificates. Trading of the non-reserve shares will be restricted for 6 months under SEC Rule 144. Acquired assets include geothermal leases covering 26,017 acres in the State of Nevada representing three potential projects. A loan of $100,000 was made from the Company to its wholly owned subsidiary EPR to fund operating costs that were due prior to the acquisition. The loan accrues interest at a rate of 7.0% per annum and is due on December 11, 2019.

The total acquisition cost was allocated as follows:

Acquisition Costs
Assets:
Restricted cash, bond	$10,000
Geothermal water rights	451,608
461,608
Liability:
Note payable, intercompany	(100,000)
Net acquisition cost	$361,608